UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 26, 2008

Cigma Metals Corporation
(Exact name of registrant as specified in its charter)

Florida	0-27355	98-0203244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 10, 1st Floor, Zug, Switzerland	6300
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including the area code:	(+61) 8 9240-2836

30 Ledgar Road, Balcatta, WA, Australia	6021
(Former name or former address, if changed from last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CIGMA METALS COPROPATION

Item 8.01 Other Events

Exploration update for the work completed to date on the Dostyk Project in North Eastern Kazakhstan.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements:
None

(b)	Pro forma financial statements:
None

(c)	Shell company transactions:
None

(d)	Exhibits:

	99.1	Cigma Metals Corporation news release dated May 26, 2008 and disseminated through the facilities of recognized newswire services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGMA METALS CORPORATION

Date: June 18, 2008	by:	/s/ Lars Pearl
Lars Pearl
President, CEO and Director

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Cigma Metals Corporation news release dated May 26, 2008 and disseminated through the facilities of recognized newswire services.

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